UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2006


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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              000-27507                           88-0350448
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        (Commission File Number)    (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

      On April 7, 2006, Auxilio, Inc. (the "Company") entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. ("Laurus"), dated as of April 7, 2006 (the "Agreement"). Pursuant to the terms of the Agreement, the Company issued to Laurus a Secured Term Convertible Note ("Note") in the principal amount of $3.0 million and a warrant ("Warrant") to purchase up to 478,527 shares of our common stock at a price of $1.96 per share (the "Debt Financing").

      The Company used $252,666.40 of the Note proceeds to repay in full of the outstanding indebtedness owed to Cambria Investement Fund, LP ("Cambria") by the Company. The Company also agreed to pay, out of the Note proceeds, $105,000 to Laurus Capital Management, LLC, the investment advisor to Laurus, $25,000 to Laurus Capital Management, LLC as reimbursement for its due diligence and legal fees and expenses incurred in connection with the transaction, and $240,000 in finder's fees to the Company's placement agents.

      The principal amount of the Note carries an interest rate of prime plus two percent, subject to a minimum rate of 8%. The principal amount of the Note will be paid by monthly payments of $50,000 commencing on July 7, 2006, with balance payable on the maturity date of April 7, 2009, and interest will be payable monthly beginning on May 7, 2006. Under the terms of the Note, the monthly principal payment amount of approximately $50,000, plus the monthly interest payment (together, the "Monthly Payment"), is payable in either cash or, if certain criteria are met, through the issuance of our common stock.

      The principal amount of the Note and accrued interest thereon is convertible into shares of our common stock at the election of Laurus based on the following conversion prices: (i) with respect to the first $1,000,000 principal amount of the Note converted pursuant to the terms thereof (and all interest and fees related thereto), $1.68 per share, (ii) with respect to the next $1,000,000 principal amount of the Note converted pursuant to the terms thereof (and all interest and fees related thereto), $1.78 per share and (iii) with respect to the remaining $1,000,000 principal amount of the Note converted pursuant to the terms hereof (and all interest and fees related thereto), $1.92 per share. Laurus option to convert the Note is subject to the restriction that such conversion does not result in Laurus beneficially owning at any one time more that 4.99% of our outstanding shares of common stock.

      The Note is secured by all of the Company's assets and the assets of its direct subsidiaries pursuant to the terms of the Master Security Agreement by and between the Company and Laurus, dated April 7, 2006 (the "Security Agreement").

      The Agreement contains customary negative covenants for loans of this type, including limitations on the Company with respect to capital expenditures, mergers and acquisitions, disposition of assets, and future issuances of equity securities. Any breach of the covenants under the Securities Purchase Agreement may result in the acceleration of the payment obligations under the Note and an additional default payment.

      Pursuant to the terms of a Registration Rights Agreement by and between the Company and Laurus, dated as of April 7, 2006 (the "Registration Rights Agreement"), the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form SB-2 for the purpose of registering for resale all of the shares of the Company's common stock issuable upon exercise of the Warrant or conversion of the Note.

      Rodman & Renshaw LLC acted as placement agent to the Company in this transaction.

      The foregoing description of the Agreement, the Note, the Security Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, the Note, the Warrant, the Security Agreement and the Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, respectively, and incorporated herein by reference.

Item 1.02   Termination of a Material Definitive Agreement

      The information contained in Item 1.01 of this Current Report with respect to the repayment of all amounts owed to Cambria is incorporated by reference into this Item 1.02.

Item 2.02   Results of Operations and Financial Condition

      On April 12, 2006, the Company issued a press release to report its financial results and the completion of the Debt Financing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information contained in Item 1.01 of this Current Report is incorporated by reference in this Section 2.03.

Item 3.02   Unregistered Sales of Equity Securities

      The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The securities described in Item
1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The agreements executed in connection therewith contain representations to support the Company's reasonable belief that Laurus had access to information concerning its operations and financial condition, Laurus is acquiring the securities for its own account and not with a view to the distribution thereof, and that Laurus is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.


Item 7.01   Regulation FD Disclosure.

      On April 12, 2006, the Company issued a press release to report its financial results and the completion of the Debt Financing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit No.    Description
      -----------    -----------

      10.1 Securities Purchase Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd.

      10.2 Secured Convertible Term Note dated as of April 7, 2006 issued by Auxilio, Inc. to Laurus Master Fund, Ltd.

      10.3 Common Stock Purchase Warrant dated as of April 7, 2006 issued by Auxilio, Inc. to Laurus Master Fund, Ltd.

      10.4 Master Security Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd.

      10.5 Registration Rights Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd

      99.1  Press Release, dated April 12, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUXILIO, INC.


Date: April 12, 2006
                                             By:  /s/ Paul T. Anthony
                                                ---------------------
                                             Name:  Paul T. Anthony
                                             Title: Chief Financial Officer
                                                    Principal Financial Officer


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                                  EXHIBIT INDEX

      Exhibit No.   Description
      ----------    -----------

      10.1 Securities Purchase Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd.

      10.2 Secured Convertible Term Note dated as of April 7, 2006 issued by Auxilio, Inc. to Laurus Master Fund, Ltd.

      10.3 Common Stock Purchase Warrant dated as of April 7, 2006 issued by Auxilio, Inc. to Laurus Master Fund, Ltd.

      10.4 Master Security Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd.

      10.5 Registration Rights Agreement dated as of April 7, 2006, between Auxilio, Inc. and Laurus Master Fund, Ltd

      99.1  Press Release, dated April 12, 2006.